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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
January 30, 1998 included in Strategic Diagnostics Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP
-----------------------
Philadelphia, Pennsylvania
 November 30, 1998